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                           THE NEW IRELAND FUND LOGO

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        COVER PHOTOGRAPH -- NEWGRANGE, NEOLITHIC PASSAGE GRAVE, CO. MEATH

                              FIRST QUARTER REPORT
                                JANUARY 31, 2002

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        COVER PHOTOGRAPH -- NEWGRANGE, NEOLITHIC PASSAGE GRAVE, CO. MEATH
                    Provided courtesy of Irish Tourist Board.


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                                CHAIRMAN'S LETTER

Dear Shareholder,

INTRODUCTION

     At the beginning of a new year for the Fund, I am hopeful that we will see an upturn in the World's economies, which will be reflected by a similar upturn in equity markets.

     Alongside most countries, the Irish economy suffered over the past twelve months but it remains strong, relatively speaking in relation to other European countries, with the Central Bank of Ireland expecting growth of at least 2.75% in 2002.

     In recent weeks, there has been some turmoil in the Irish stock markets related to a couple of the top companies, both of which are represented in the Fund's portfolio. Detailed comments relating to this are incorporated in the Equity Market Review below. Despite these setbacks, we firmly believe that Ireland remains an attractive place to invest in and that this will continue to be reflected in the performance of the Fund.

PERFORMANCE

     In this the first quarter of the Fund's fiscal year, Net Asset Value ("NAV") declined by 4.4% to $12.70. In the same period, a dividend of $0.725 was paid to shareholders and when this distribution is taken into account, the total return to shareholders, for the quarter, was 0.73%. During the quarter, the Irish Equity Market declined by 3.2% in US dollar terms while the Davy Irish Technology Index declined by 6.1%.

     On a global basis, stock markets generally remain range bound, drifting between optimism relating to an economic recovery and concern about the strength and quality of earnings forecasts. At this time, low interest rates also remain a key positive factor for stocks.

     Some additional repurchases were made under the Share Repurchase Program during the quarter, but these were not significant.

ECONOMIC REVIEW

     The pace of Irish economic activity has slowed significantly over the past twelve months as international conditions deteriorated. Because Irish exports represent 110% of GNP, it is hardly surprising that Ireland is experiencing more moderate growth. The Irish Central Bank is expecting GNP growth of 2.75% in 2002 following a 5.5% expansion in 2001. This growth is significantly better than most international economies but as we have highlighted previously, it is not the absolute level but the shift in the level of economic growth that is the issue. The Irish economy is coming off growth rates of close to 10%.

     Mirroring the economic slowdown, unemployment continues to move higher and in January 2002 reached 4.1% from a low of 3.6% in 2001. While job losses continue to occur, Ireland has fared well in the wave of multinational lay-offs announced over the past eighteen months. This indicates that despite the expansion of the last decade, Ireland remains competitive in a global

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context.  On the negative side, Irish inflation remains  relatively high at 4.2%
in December 2001. Having peaked at 7% in November 2000, the annual rate of inflation decelerated consistently throughout last year to a low of 3.8% in November. The advance in December, while a concern, seems to be a short-term event due to an increase in excise taxes.

EQUITY MARKET REVIEW

     A comparison with major global stock markets is highlighted in the following table:

                           QUARTER ENDED JANUARY 31, 2002

                                 LOCAL CURRENCY            U.S. $

Irish Equities (ISEQ)                 +1.4%                 -3.2%
Davy Irish Tech Index                 -1.5%                 -6.1%


S&P 500                               +6.6%                 +6.6%
NASDAQ                               +14.4%                +14.4%
UK Equities                           +3.4%                 +0.5%
Japanese Equities                     -8.3%                -16.0%


Euroland Equities                     +6.7%                 +2.1%
Neuer Markt                           +8.6%                 +4.0%
German Equities                      +11.5%                 +6.9%
French Equities                       +2.8%                 -1.8%
Dutch Equities                        +6.9%                 +2.3%


     In late January 2002 and after quarter-end, there was significant negative newsflow regarding two companies that had been the largest Irish stocks as measured by market capitalization and I would like to update shareholders in relation to the current situation. Allied Irish Banks was hit by losses from a rogue currency trader, while Elan suffered from a combination of accounting concerns and a collapse in profit forecasts

     It is extremely disappointing for both the Fund and the Irish market that Ireland's two largest capitalized companies, representing almost 36% of the market, should suffer such significant and damaging news. As the Fund has only recently been repositioning itself towards Irish growth stocks (with a bias towards technology, telecom and healthcare) we are fairly recent investors in Elan so its difficulties are particularly disappointing.

     Prior to the announcement of its 2001 financial results, Elan's stock price had been suffering as the market focussed on its rather aggressive accounting policies. This was not new news and had been extensively highlighted by a number of Wall Street analysts over the past number of years.

     However, the bigger problem for Elan was its announcement that three key products, in the company's pipeline, were not going to develop as had

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previously been indicated to the market.  Two near-term products will now arrive late and cost substantially more to develop, and its key early stage drug (an Alzheimer's treatment) is in difficulties in clinical trials. These developments resulted in a substantial decline in earnings estimates and a consequent rapid decline in the rating of the stock. The combination of the decline in earnings estimates and stock valuation, resulted in a sharp decline in the stock price to $14 per share. As the news began to break, the Fund disposed of 15% of its shareholding at a price of $39.40. As of the end of February, Elan represented 3.4% of the Fund's holdings.

     On February 6th, AIB announced that foreign exchange trading irregularities in its US subsidiary, Allfirst, had resulted in a loss of $690m. Shortly after this news became public, AIB announced its 2001 earnings. When one excludes the unexpected loss, which was equivalent to 60% of 2001 EPS, earnings were in line with analyst expectations. The financial impact of this trading loss seems to be containable but the market's perception of AIB will take time to repair.

     The 12% decline in share price on the announcement left the Bank on 10.5x P/E for 2002, a P/Book of 2.2x and a yield of 4.0%. These valuation levels are helping to stabilize the shares around current levels. On a positive note the loss will not have a significant impact on the ongoing profitability of the Bank. In this respect the AIB situation is clearly different to that of Elan. AIB shares are well supported at current levels and the Fund continues to hold its position in the stock.

     Elsewhere, as in international markets, we saw significant volatility in the quarter. For example, Jury's (+42.6%) recovered strongly, as did Ryanair (+36.3%) as the market shrugged off concerns about the travel industry and both companies delivered excellent results. The environment for small Irish companies exposed to the technology and telecom sectors remain difficult and while a strong recovery in Iona (+70.0%) is to be welcomed, Irish companies across these sectors are struggling with profit warnings from Horizon, Conduit and Alphyra during the quarter. Having said this, the situation for such companies is probably no worse than for comparable companies in the U.S. and better than for similar European companies.

CURRENT OUTLOOK

     The environment for investors remains difficult, with global stock markets firmly stuck in a trading range. Irish stocks are broadly tracking developments in global stock markets across comparable sectors.

     Our focus continues to position the Fund to participate in the growth offered by Ireland's established and emerging growth companies. The Fund retains a fully invested position.

Sincerely,
/S/ SIGNATURE

Peter Hooper
Chairman of the Board
March 20, 2002


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                PORTFOLIO BY MARKET SECTOR AS OF JANUARY 31, 2002
                           (PERCENTAGE OF NET ASSETS)

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          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other Assets                                     3.08
Telecommunications                               3.29
Technology                                       1.08
Publishing and Printing                          1.45
Pharmaceuticals                                 10.99
Hotels and Resorts                               5.27
Food and Beverages                              17.70
Financial                                       14.93
Consumer Goods                                  12.26
Construction and Buillding Materials            15.23
Computer Software and Services                   8.92


                TOP 10 HOLDINGS BY ISSUER AS OF JANUARY 31, 2002

HOLDING                     SECTOR                              % OF NET ASSETS
-------                     ------                              ---------------
Kerry Group, Series A       Food and Beverages                         13.80%
Allied Irish Banks          Financial                                  13.33%
CRH                         Construction and Building Materials        11.70%
Elan Corporation PLC-ADR    Pharmaceuticals                             6.25%
Ryanair Holdings            Transportation                              5.80%
United Drug                 Consumer Goods                              5.35%
Jury's Doyle Hotel Group    Hotels and Resorts                          5.26%
Galen Holdings              Pharmaceuticals                             4.74%
Spectel Group Limited       Computer Software and Services              3.94%
IONA Technologies-ADR       Computer Software and Services              3.78%



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THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------


January 31, 2002                                      Shares              Value
--------------------------------------------------------------------------------


COMMON STOCKS (96.92%)

COMMON STOCKS OF IRISH COMPANIES (92.18%)

COMPUTER SOFTWARE AND SERVICES (8.92%)
   Datalex Corporation*                               157,500  U.S.$     63,000
   Datalex Corporation-ADR*
     (One ADR Represents Two Ordinary Shares)         345,000           303,600
   IONA Technologies-ADR*                             124,300         2,535,844
   Riverdeep Group PLC- SPONSORED ADR*                 25,000           438,750
   Spectel Group Limited(DAGGER)
     (8/4/00, 11/22/00, 11/30/01-Cost $2,699,475)   1,800,248         2,643,808
                                                                   ------------
                                                                      5,985,002
                                                                   ------------
CONSTRUCTION AND BUILDING MATERIALS (15.23%)
   CRH                                                500,577         7,847,841
   Kingspan                                           800,000         2,369,287
                                                                   ------------
                                                                     10,217,128
                                                                   ------------
CONSUMER GOODS (12.26%)
   DCC                                                250,000         2,410,612
   ICON-ADR*                                           85,000         2,227,000
   United Drug                                        287,500         3,589,015
                                                                   ------------
                                                                      8,226,627
                                                                   ------------
FINANCIAL (14.93%)
   Allied Irish Banks                                 777,688         8,938,323
   FBD Holdings                                       260,000         1,074,444
                                                                   ------------
                                                                     10,012,767
                                                                   ------------
FOOD AND BEVERAGES (17.70%)
   Fyffes                                           1,635,000         1,660,998
   Greencore                                          352,568           953,107
   Kerry Group, Series A                              705,000         9,256,106
                                                                   ------------
                                                                     11,870,211
                                                                   ------------
HOTELS AND RESORTS (5.27%)
   Jury's Doyle Hotel Group                           431,792         3,531,568
                                                                   ------------
PHARMACEUTICALS (6.25%)
   Elan Corporation PLC-ADR*                          149,250         4,192,432
                                                                   ------------
PUBLISHING AND PRINTING (1.45%)
   Independent News & Media                           578,142           970,596
                                                                   ------------
TECHNOLOGY (1.08%)
   Horizon Technology*                              1,359,817           725,841
                                                                   ------------


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THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


January 31, 2002                                      Shares              Value
--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS (3.29%)
   Alphyra Group PLC*                                 540,000  U.S.$  1,650,409
   Conduit PLC - Registered Shares GDR*               125,000           253,975
   Parthus Technologies PLC*                          625,000           302,536
   Twelve Horses Ltd.(DAGGER)
     (5/25/00-Cost $500,000)                          625,000                 0
                                                                   ------------
                                                                      2,206,920
                                                                   ------------
TRANSPORTATION (5.80%)
   Ryanair Holdings*                                  650,000         3,889,265
                                                                   ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $52,636,892)                                                 61,828,357
                                                                   ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (4.74%)

PHARMACEUTICALS (4.74%)
   Galen Holdings                                     354,419         3,180,733
                                                                   ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN CURRENCY ONDEPOSIT
   (Cost $55,218,975)                                          U.S.$ 65,009,090
                                                                   ------------
                                                       FACE
FOREIGN CURRENCY ON DEPOSIT (1.34%)                    VALUE
   (Interest Bearing)                                 -------
   British Pounds Sterling                    (pound)   1,889  U.S.$      2,670
   Euro                                           A 1,042,989           897,944

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $938,229)**                                                    900,614

TOTAL INVESTMENTS (98.26%)
   (Cost $56,157,204)                                                65,909,704
                                                                   ------------
OTHER ASSETS AND LIABILITIES (1.74%)                                  1,169,246
                                                                   ------------
NET ASSETS (100.00%)

                                                               U.S.$ 67,078,950
                                                                   ============

-------------------------------------------------------------------

     *   Non-income producing security.
    **   Foreign currency held on deposit at the Bank of Ireland.
(DAGGER) Not readily marketable and non-income producing security. Dates represent acquisition date.
   ADR  -American Depository Receipt traded in U.S. dollars
   GDR  -Global Depository Receipt traded in U.S. dollars


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--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                              Salomon Smith Barney
                           125 Broad Street, 9th Floor
                            New York, New York 10004

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland
                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                   C/0 PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                         1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

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IR-QTR 01/02